SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of report (Date of earliest event reported): December 21, 2004


                                  ASHLAND INC.
             (Exact name of registrant as specified in its charter)


                                    Kentucky
                 (State or other jurisdiction of incorporation)

              1-2918                                         61-0122250
       (Commission File Number)                          (I.R.S. Employer
                                                        Identification No.)


   50 E. RiverCenter Boulevard, Covington, Kentucky          41012-0391
           (Address of principal executive offices)          (Zip Code)


           P.O. Box 391, Covington, Kentucky                 41012-0391
                   (Mailing Address)                         (Zip Code)


        Registrant's telephone number, including area code (859) 815-3333

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
   (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
   (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure
---------  ------------------------

     On December 21, 2004, Ashland Inc. ("Ashland") will include the information contained in exhibit 99.1 on the "Investor Relations" section of its website located at www.ashland.com. Ashland is furnishing the information pursuant to the Securities and Exchange Commission's ("SEC") Regulation FD. The information contained in exhibit 99.1 includes five years (fiscal years 2000 - 2004) of supplemental financial information concerning Ashland and its consolidated subsidiaries. The information is intended to be considered in the context of Ashland's SEC filings and other public announcements that Ashland may make from time to time.

     By filing this report on Form 8-K, Ashland makes no admission as to the materiality of any information in this report. Ashland reserves the right to discontinue the availability of the data in the attached exhibit from its website at any time.

Item 9.01  Financial Statements and Exhibits
---------  ---------------------------------

(c)      Exhibits

99.1     5-Year Supplemental Financial Information posted to Ashland Inc.'s
         Website

                                 SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                      ASHLAND INC.
                                          -----------------------------------
                                                      (Registrant)



    Date:  December 21, 2004                      /s/ J. Marvin Quin
                                          -----------------------------------
                                          Name:     J. Marvin Quin
                                          Title:    Senior Vice President
                                                    and Chief Financial Officer

                               EXHIBIT INDEX

99.1 5-Year Supplemental Financial Information posted to Ashland's website